Financial Adviser:

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Gateway Fund
Average Annual Total Returns
As of October 31, 2007

One Year 10.80%
Five Years 8.84%
Ten Years 6.95%
From January 1, 1988 9.17%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Average Annual Total Returns
As of September 30, 2007

One Year 10.54%
Five Years 10.22%
Ten Years 6.65%
From January 1, 1988 9.14%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	NOVEMBER 5, 2007
SUBJECT:	GATEWAY FUND EARNS 1.25% IN OCTOBER AS WARY MARKETS INCREASE OPTION CASH FLOW FOR GATEWAY INVESTORS

•	THE GATEWAY FUND DELIVERS 1.25% IN OCTOBER, AS VOLATILITY REMAINS AT INCREASED LEVELS

•	THE S&P 500 INDEX POSTS A GAIN OF 1.59% FOR THE MONTH, EXTENDING ITS RECOVERY INTO OCTOBER

•	THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX RETURNS 0.73% IN OCTOBER AS BOND INVESTORS ANTICIPATE RATE CUTS BY THE FEDERAL RESERVE BOARD

•	VISIT THE GATEWAY FUND WEBSITE AT www.gatewayfund.com

	MONTH OF OCTOBER	YEAR-TO-DATE AS OF OCTOBER 31, 2007
GATEWAY FUND	1.25%	9.27%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.73%	5.12%
S&P 500 Index	1.59%	10.87%

MONTH OF OCTOBER 2007

The anticipation of continued easing of interest rates by the Federal Reserve Board (the “Fed”) encouraged investors in October. Overcoming concerns regarding the weak dollar and declining home sales, investors pursued stock and bond investments. Benefiting from a higher level of market volatility, the Gateway Fund delivered a total return of 1.25% for the month.

•
Despite favorable economic news and benign inflation statistics, the Fed responded to the potential negative impact of the subprime mortgage sector on the credit markets by cutting rates by another 0.25% on October 31. Anticipation of this policy move encouraged bond investors in October who pushed the Lehman Brothers U. S. Intermediate Government/Credit Bond Index up 0.73%.

•	Stock investors also responded favorably to the prospect of an interest rate cut by the Fed. The S&P 500 Index advanced by a respectable 1.59% during the month.

•
As of October 31, 2007, the Fund’s diversified portfolio was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND EARNS 1.25% IN OCTOBER AS WARY MARKETS INCREASE OPTION CASH FLOW FOR GATEWAY INVESTORS
DATE:	NOVEMBER 5, 2007
PAGE:	TWO

YEAR-TO-DATE AS OF OCTOBER 31, 2007

During the early part of 2007, fear of global liquidity tightening unnerved stock investors. More recently, amid a stream of otherwise favorable corporate and economic news, investors have been influenced by fears related to subprime mortgages. The potentially damaging effects of instability in this large sector of the credit markets have motivated the Fed to cut rates twice so far in 2007 - first by 0.50% in September and then by 0.25% in October. Favorable economic data has not lessened investor anxiety over credit problems, as evidenced by increasing volatility in stock and bond prices. Such volatility resulted in higher cash flow available from index options, allowing the Gateway Fund to deliver a ten-month total return of 9.27%.

•
Despite the Fed’s easing of interest rates, bond investors have remained wary of incipient inflation. High oil prices and a falling dollar have served to offset enthusiasm that would otherwise have emboldened bond buyers. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 5.12% for the year-to-date period ended October 31, 2007, as the yield curve returned to normal.

•
Stock investors have generally responded favorably to positive corporate earnings and good news on employment growth. The S&P 500 Index delivered a total return of 10.87% for the ten-month period ended October 31, 2007. Nevertheless, ongoing anxiety regarding the depth of credit market problems has caused equity investors to frequently change market direction. This seems to be a primary cause of the increased volatility that has been experienced year-to-date in 2007.

GATEWAY FUND ESTIMATED 2007 DISTRIBUTIONS

As the end of 2007 approaches, estimated income dividend and capital gain information for the Fund is now posted on the Fund’s website (www.gatewayfund.com) on the “What’s New” page. Distribution information is also available by calling 800.354.6339 and selecting option 5.

As of November 5, 2007, the Gateway Fund anticipates net investment income sufficient to support a year-end ordinary income dividend estimated at $0.12 per share. No year-end capital gain distributions are currently anticipated. It is important to realize that these are estimated figures and the amounts can change substantially up until the last day of the year.

RISK/RETURN COMPARISON January 1, 1988 — October 31, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return *	9.17%	6.99%	12.18%
Risk **	5.83%	3.24%	13.52%

*	average annual total return
**	annualized standard deviation of monthly total returns

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND EARNS 1.25% IN OCTOBER AS WARY MARKETS INCREASE OPTION CASH FLOW FOR GATEWAY INVESTORS
DATE:	NOVEMBER 5, 2007
PAGE:	THREE

MONTHLY PERFORMANCE 2007
	Gateway Fund	Lehman Bros. U. S. Intermediate Government/Credit Bond Index	S&P 500 Index
January	1.44%	0.04%	1.51%
February	-0.22%	1.38%	-1.96%
March	1.21%	0.17%	1.12%
April	1.34%	0.48%	4.43%
May	1.25%	-0.64%	3.49%
June	0.53%	0.02%	-1.66%
July	-1.06%	0.95%	-3.10%
August	1.64%	1.21%	1.50%
September	1.55%	0.69%	3.74%
October	1.25%	0.73%	1.59%

AVERAGE ANNUAL TOTAL RETURNS as of October 31, 2007
	Gateway Fund	Lehman Bros. U. S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	10.80%	5.64%	14.56%
Three Years	8.99%	3.50%	13.13%
Five Years	8.84%	4.05%	13.87%
Ten Years	6.95%	5.64%	7.10%
Since 1/1/88	9.17%	6.99%	12.18%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND EARNS 1.25% IN OCTOBER AS WARY MARKETS INCREASE OPTION CASH FLOW FOR GATEWAY INVESTORS
DATE:	NOVEMBER 5, 2007
PAGE:	FOUR

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2007
Gateway Fund
One Year	10.54%
Three Years	8.86%
Five Years	10.22%
Ten Years	6.65%
Since 1/1/88	9.14%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441